UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 2, 2023

GLOBAL CROSSING AIRLINES GROUP INC.

(Exact name of registrant as specified in its charter)

Delaware	000-56409	98-1350261
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4200 NW 36th Street, Building 5A

Miami International Airport

Miami, FL 33166

(Address of Principal Executive Office) (Zip Code)

(786) 751-8503

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Amendment No. 1 on Form 8-K/A to the Form 8-K filed on August 2, 2023, is being filed for the purpose of filing and describing (1) the Third Supplement to the Indenture (Exhibit 4.3) (2) the Subscription Agreement (Exhibit 10.4) and (3) Press Release (Exhibit 99.2).

Item 1.01	Entry into a Material Definitive Agreement.

Subscription Agreement, Indenture and Security Agreement

On August 2, 2023 (the “Closing Date”), Global Crossing Airlines Group, Inc. (the “Issuer”), Global Crossing Airlines, Inc. (“GCA”), certain other direct and indirect subsidiaries of the Issuer (the “Guarantors”) and the initial purchasers party thereto (the “Initial Purchasers”) entered into a Subscription Agreement for the purchase from the issuer of senior secured notes due 2029 (the “Notes”) and common stock warrants (each, a “Warrant”). Pursuant to the terms of the Subscription Agreement, on the Closing Date, the Initial Purchasers purchased (i) of Senior Secured Notes due 2029 (“Notes”) in the aggregate principal amount of $35 million and (ii) 10 million common stock warrants (each, a “Warrant”) in the aggregate in a private placement (the “Offering’) exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”) pursuant to Section 4(a)(2) thereof. The gross proceeds from the sale of the original Notes were $35 million, less advisor fees, legal fees and other closing expenses.

On December 21, 2023, the Issuer, GCA and the Guarantors, and certain other Purchasers (the “Additional Purchasers” and together with the Initial Purchasers, the “Purchasers”) entered into a Subscription Agreement for the sale of an additional $5 million of Notes (the “Additional Notes”) and 1,428,736 warrants. The Additional Notes that were issued had a principal amount of $5 million. The net proceeds from the sale of the Additional Notes will be used to repurchase $4.316 million principal amount of Notes (the “Note Repurchase”), with the balance expected to be used for general corporate purposes, including the transaction expenses and deposits to expand its current fleet of aircraft. As a result of the Note Repurchase the Company is also acquiring and cancelling 1,233,285warrants that were originally issued to an Initial Purchaser on August 2, 2023 and that had an exercise price of US$1.00 per share.

Each of the Subscription Agreements contains customary representations, warranties and agreements by the Issuer and GCA and customary indemnification obligations of Issuer, GCA and the Purchasers. Pursuant to the Subscription Agreement, the Initial Purchasers as a group will be granted one board seat and one board observer seat.

The Issuer, the Guarantors and U.S. Bank Trust Company, National Association, as trustee (in such capacity, the “Trustee”) and as collateral agent (in such capacity, the “Collateral Agent”), entered into an indenture (the “Indenture”) with respect to the Notes.

The terms of the Notes include, but are not limited to:

•	A 6-year term and maturity date of August 2, 2029;

•	The Notes will bear interest at a fixed rate of 15% per annum and include an upfront fee equal to 1.75% of the principal payment;

•	The Issuer will be permitted to prepay all (but not less than all) of the Notes as follows beginning on August 2, 2025, subject to a premium set forth below; and

•	Each of the Issuer’s material subsidiaries will guarantee the Notes.

The Notes are senior secured obligations of the Issuer. The Issuer’s obligations under the Notes and the Indenture are jointly and severally guaranteed (the “Note Guarantees”) by the Guarantors. In addition, the Issuer, the Guarantors and the Collateral Agent entered into a Security Agreement, dated the August 2, 2023 (the “Security Agreement”). Pursuant to the Indenture and the Security Agreement , the Issuer’s obligations under the Indenture and the Notes and the Guarantors’ Note Guarantees are secured by a first priority lien and security interest (subject to permitted liens and security interests) in substantially all of the Issuer’s and the Guarantors’ assets, whether now owned or hereafter acquired, excluding certain assets which include, among others, trust and other fiduciary accounts and amounts required to be deposited or held therein and leased real property that may not be pledged as a matter of law or without governmental approvals.

The Issuer may repay or redeem the Notes at its option, in whole or in part, at any time for an amount equal to the principal balance thereof, accrued and unpaid interest thereon (the “Repayment Amount”) and, if applicable, a premium (the “Applicable Premium”) calculated as follows:

•	On or prior to August 2, 2025, a T+0.50% make-whole of the interest and principal that would have become due up to and including August 1, 2025;

•	On or after August 2, 2025, but on or before July 2, 2026, 7.5% of the outstanding principal balance of the Notes;

•	On or after August 2, 2026, but on or before July 2, 2027, 5.0% of the outstanding principal balance of the Notes plus accrued interest;

•	On or after August 2, 2027, but on or before July 2, 2028, 2.5% of the outstanding principal balance of the Notes plus accrued interest; and

•	After August 2, 2028, there will be zero premium.

All interest payable in connection with the redemption of any Notes is payable in cash.

The Indenture requires the Issuer and the Guarantors, as applicable, to comply with various affirmative covenants regarding, among other matters, delivery to the Trustee of financial statements and certain other information or reports filed with the Securities and Exchange Commission (the “SEC”) and the maintenance of accounts into which certain sales proceeds are required by law to be deposited.

The Indenture includes financial covenants, including but not limited to:

•

the Issuer must maintain a minimum liquidity (as measured by consolidated unrestricted cash and available borrowings under any credit facility) of $5.0 million, measured at the end of each fiscal quarter;

•	the Issuer must earn adjusted EBITDA of $5.0 million in fiscal year 2023, $15.0 million in fiscal year 2024 and $25.0 million in fiscal year 2025 and each following fiscal year; and

The Indenture requires the Issuer and the Guarantors, as applicable, to comply with certain other covenants including, but not limited to, covenants that, subject to certain exceptions, limit the Issuer’s and the Guarantors’ ability to: (i) incur additional indebtedness; (ii) grant liens; (iii) engage in certain sale/leaseback, merger, consolidation or asset sale transactions; (iv) make certain investments; (v) pay dividends or make distributions; (vi) engage in affiliate transactions and (vii) amend its organizational documents.

The Indenture provides for certain events of default, the occurrence and continuation of which could, subject to certain conditions, cause all amounts owing under the Notes to become due and payable, including but not limited to the following:

•	failure by the Issuer to pay any interest on any Note when it becomes due and payable that remains uncured for three business days;

•	failure by the Issuer to pay the principal on any of the Notes when it becomes due and payable, whether at the due date thereof, at a date fixed for redemption, by acceleration or otherwise;

•

failure by the Issuer to comply with the agreement and covenants relating to maintenance of its legal existence, providing notice of any default or event of default or use of proceeds from the sale of the Notes or any of the negative covenants in the Indenture;

•

any representation or warranty set forth in the Subscription Agreement is determined to be false or incorrect in any material respect when made and such representation, to the extent capable of being corrected, is not corrected within 30 business days after notice to the Issuer;

•	certain bankruptcy or insolvency proceedings involving the Issuer or any subsidiary; and

•	the occurrence of any legal proceeding or dispute that could reasonably be expected to have a material adverse effect on the Issuer and its subsidiaries, taken as a whole.

The Subscription Agreement, Indenture (including the form of Notes) the Third Supplemental Indenture, and the Security Agreement (collectively, the “Debt Transaction Documents”) include various representations, warranties, covenants and other provisions, as applicable, customary for transactions of this nature. The foregoing summaries of the Debt Transaction Documents are not intended to be complete and are qualified in their entirety by reference to the Debt Transaction Documents, which the Issuer has filed as exhibits 4.1, 4.3, 10.1 and 10.2 to this Form 8-K, respectively.

Warrants

Purchasers have been issued an aggregate of 10,195,451 Warrants, with each Warrant exercisable into one share of the Issuer’s common stock. Each Warrant is immediately exercisable at any time at the option of the holder for one share of Issuer common stock at an exercise price of $1.00 per share and will expire June 30, 2030. The holder of the Warrant may, in its sole discretion, exercise the Warrant on a cashless basis. The foregoing summary of the Warrant is not intended to be complete and are qualified in their entirety by reference to the Warrant filed herewith as Exhibit 4.2 and is incorporated by reference herein.

Registration Rights Agreement

In connection with the issuance of the Warrants, on August 2, 2023, the Issuer and the Initial Purchasers entered into a Registration Rights Agreement (the “Registration Rights Agreement”), pursuant to which the Issuer agreed, for the benefit of the Initial Purchasers, to use commercially reasonable efforts to file a registration statement with the SEC with respect to a registration of the shares of Issuer common stock issuable upon exercise of the Warrants (the “Warrant Shares”). The Issuer has agreed to use its commercially reasonable efforts to cause a shelf registration statement covering resales of the Warrant Shares to be declared effective.

If the Issuer fails to comply with their obligations under the Registration Rights Agreement, the Issuer will be required to pay each holder of Warrant Shares a party to the Registration Rights Agreement an amount in cash, as partial liquidated damages, equal to the product of 2.0% multiplied by the aggregate purchase price paid by such holder pursuant to the Subscription Agreement. The foregoing summary of the Registration Rights Agreement is not intended to be complete and are qualified in their entirety by reference to the Registration Rights Agreement filed herewith as Exhibit 10.3 and is incorporated by reference herein.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On August 2, 2023, the Issuer issued the Notes governed by the Indenture. The terms of the Notes and the Indenture are described in Item 1.01 above, which descriptions are incorporated in their entirety by reference herein.

Item 3.02	Unregistered Sales of Equity Securities.

The information regarding the Warrants set forth in Item 1.01 of this Current Report on Form 8-K is incorporated in its entirety by reference in this Item 3.02.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Pursuant to the Subscription Agreement, the board of directors of the Issuer appointed Andrew Axelrod a director of the Issuer on August 3, 2024, effective immediately.

Item 7.01	Regulation FD Disclosure.

On August 2, 2023, the Issuer issued a press release announcing the consummation of the transactions contemplated by the Indenture. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in this Item 7.01, including Exhibit 99.1 incorporated by reference herein, is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be incorporated by reference into any filing made by the Issuer pursuant to the Securities Act of 1933, as amended, or the Exchange Act, other than to the extent that such filing incorporates any or all of such information by express reference thereto.

Item 9.01	Exhibits.

Exhibit No.	Name

4.1	Indenture, dated August 2, 2023, by and among Global Crossing Airlines Group, Inc., Global Crossing Airlines, Inc., the other guarantors named therein and U.S. Bank Trust Company, National Association, as trustee and collateral agent (incorporated by reference to Exhibit 4.1 to the Registrant’s Current Report on Form 8-K filed August 7, 2023)

4.2	Form of Common Stock Warrant, dated August 2, 2023 (incorporated by reference to Exhibit 4.2 to the Registrant’s Current Report on Form 8-K filed August 7, 2023)

4.3	Third Supplemental Indenture, dated December 21, 2023, by and among Global Crossing Airlines Group, Inc., Global Crossing Airlines, Inc., the other guarantors named therein and U.S. Bank Trust Company, National Association, as trustee and collateral agent

10.1	Subscription Agreement, entered into as of August 2, 2023, by and among Global Crossing Airlines Group Inc. Global Crossing Airlines Inc., and the subscribers named therein (incorporated by reference to Exhibit 10.1 to the Registrant’s Current Report on Form 8-K filed August 7, 2023)

10.2	General Security Agreement, dated August 2, 2022, by and among Global Crossing Airlines Group, Inc., Global Crossing Airlines, Inc., the other guarantors named therein and U.S. Bank Trust Company, National Association, as trustee and collateral agent (incorporated by reference to Exhibit 10.2 to the Registrant’s Current Report on Form 8-K filed August 7, 2023)

10.3	Registration Rights Agreement, entered into as of August 2, 2023, by and among Global Crossing Airlines Group Inc. and the subscribers named therein (incorporated by reference to Exhibit 10.3 to the Registrant’s Current Report on Form 8-K filed August 7, 2023)

10.4	Subscription Agreement, entered into as of December 21, 2023, by and among Global Crossing Airlines Group Inc. Global Crossing Airlines Inc., and the subscribers named therein

99.1	Press release, dated August 2, 2023 (incorporated by reference to Exhibit 99.1 to the Registrant’s Current Report on Form 8-K filed August 7, 2023)

99.2	Press release, dated December 21, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL CROSSING AIRLINES GROUP INC.

Date: December 26, 2023	By:	/s/ Edward J. Wegel
Name: Edward J. Wegel Title: Chief Executive Officer